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                                                             EXECUTION




                        CONSENT AND AMENDMENT AGREEMENT

                  This CONSENT AND AMENDMENT AGREEMENT, dated as of December 2, 1997 (the "Amendment") is made by and between First Union National Bank (the "Bank") and EMCORE Corporation (the "Borrower"). All capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Loan Agreement (as such term is defined below).

                             W I T N E S S E T H :

                  WHEREAS, on March 31, 1997, the Borrower and the Bank entered into a Revolving Loan and Security Agreement (the "Loan Agreement") pursuant to which the Bank agreed to make revolving loans to the Borrower, in accordance with the terms therewith; and

                  WHEREAS, the terms and conditions of the Loan Agreement prohibit the Borrower from creating any subsidiaries or acquiring the assets or the stock of another entity without the prior written consent of the Bank; and

                  WHEREAS, the Borrower is about to form a wholly-owned subsidiary, EMKR Acquisition Corporation ("EMKR") which will merge with and into MicroOptical Devices, Inc., a Delaware corporation ("MODE") (the "Merger Transaction"); and

                  WHEREAS, the Bank has agreed to consent to the Merger Transaction and waive any defaults under Sections 10.11, 10.17, 10.20 and 11.1(c) of the Loan Agreement which resulted from the consummation of the Merger Transaction, provided that the Loan Agreement is amended as set forth herein and that MODE executes and delivers a Guaranty and Security Agreement in favor of the Bank; as more particularly set forth herein.

                  NOW THEREFORE, in consideration of the mutual promises and covenants herein and in any other document or instrument executed and delivered in connection herewith, the parties hereto agree as follows:

                  1. Amendments to the Loan Agreement. On the Effective Date (as defined below) the Loan Agreement is hereby deemed amended as follows:

                           (a) The following definitions are hereby added to SECTION 1:

                                    "Guarantor" means MicroOptical Devices, Inc.

                                    "Guaranty" means the Guaranty dated
                                    December 3, 1997 made by Guarantor in favor of the Bank with respect to the obligations of the Borrower to the Bank, as the same may be modified, amended, or supplemented from time to time.

                                    "Security Agreement" means the Security
                                    Agreement dated December 3, 1997 made by the Guarantor in favor of the Bank as

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                                    the same may be modified, amended or
                                    supplemented from time to time.

                           (b)      The term "Loan Documents" as defined in
         SECTION 1 is amended to include the Guaranty and the Security
         Agreement.

                           (c) Clause (A) of the definition of "Fixed Charge Coverage Ratio" set forth in Section 1 is hereby amended in its entirety to read as follows: "(A) EBIT for the period of determination to ..."

                           (d)      Section 2.2 is hereby amended to include
the following additional paragraph:

                           Notwithstanding anything to the contrary set forth herein, the Borrower agrees that it shall not be permitted to borrow hereunder (and the Bank shall not honor any Borrowing Notice received) to the extent any proposed Revolving Loan would, when added to the aggregate amount of the already outstanding Revolving Loans, increase the amount of Obligations outstanding hereunder to an amount equal to or in excess of $5,000,000 unless and until, the Borrower has granted in favor of the Bank a first priority perfected security interest and Lien in all of the Borrower's right, title and interest in and to the Warrant Notes, the Note Stock Pledge Agreements and the Warrant Note Collateral, in form and substance satisfactory to the Bank.

                           (e) Section 8.12 is hereby amended to include the following phrase at the end of the sentence "except for Guarantor."

                           (f) The word "not" is hereby inserted after the word "is" and before the word "an" in Section 8.17.

                           (g)      The lead-in of SECTION 10 is hereby
         amended in its entirety to read as follows:

                           The Borrower covenants and agrees that so long as the Revolving Loan Commitment remains in effect, there are any Revolving Loans outstanding or any other obligation remains unpaid, the Borrower shall and shall cause each of its Subsidiaries to:

                           (h) In all of SECTION 10 except for Sections 10.1, 10.2, 10.9, 10.13, 10.14, 10.15, 10.16, 10.24, 10.25 and 10.27. All
         references to "Borrower" shall be deemed references to "it" such that the covenants will apply to the Borrower and each of its Subsidiaries. In addition to the foregoing, with respect to any covenant in SECTION 10 which contains a monetary limitation, compliance shall be determined on a consolidated basis, i.e., the Borrower and all its Subsidiaries.


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                           (i)      Section 10.1 of the Loan Agreement is
         amended by adding the following sentence to the end of the Section:

                           All financial statements delivered by the Borrower shall include financial statements of its Subsidiaries on a consolidating basis.

                           (j) Section 10.2 is amended to include the following phrase at the end of the sentence: "and to loan to Guarantor up to an amount not exceeding $2,000,000 at any time outstanding."

                           (k)      An additional proviso is hereby added to
         Section 10.4 at the end of the sentence as follows:

                           and provided, further, that the financial accommodations to the Guarantor permitted under
                           Section 10.26 shall not be deemed to be in violation of this covenant.

                           (l)      Section 10.5 should begin as follows: "The
         Borrower and all of its Subsidiaries shall ...."

                           (m) Sections 10.14 (a) and (b) of the Loan Agreement are modified as follows: each reference to "Borrower shall" is hereby amended to read "Borrower and its Subsidiaries, on a consolidated basis, shall".

                           (n) Section 10.20 should begin: "The Borrower and each of its Subsidiaries shall".

                           (o) Section 10.21 is amended to include the following language at the end of the Section:

                           ; provided, however, that all Subsidiaries may declare and pay dividends to the Borrower.

                           (p) The first sentence of Section 10.26 is amended to include the following phrase at the end of such sentence:

                           except that the Borrower may (i) make financial accommodations to the Guarantor, however characterized, whether as loans, notes payable, accounts receivable, advances or otherwise, in an amount not to exceed $2,000,000 at any time outstanding, and (ii) accept the Notes Secured by Stock Pledge Agreements dated on or about December 4, 1997 made in its favor by (1) AER 1997 Trust (in the principal amount of $3,127,560.72), (2) Gallium Enterprises Inc. (in the principal amount of $2,632,338.48, (3) Howard R. Curd (in the principal amount of $566,067.36), (4) Howard F. Curd (in the principal amount of $566,067.36) and (5) Reuben F. Richards, Jr. (in the principal amount of $566,067.36) (collectively, the "Warrant Notes").



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                           (q)       Section 10.27 is hereby added to
                                     SECTION 10:

                           10.27 Warrant Notes, etc. The Borrower hereby agrees that it will not create, assume or permit to exist any Lien upon or otherwise transfer any of its right, title and interest in and to (i) the Warrant Notes, (ii) the Stock Pledge Agreements dated on or about December 4, 1997 executed and delivered by each of the makers of the Warrant Notes in favor of the Borrower (collectively, the "Note Stock Pledge Agreements") and (iii) the "Collateral" (as such quoted term is defined in the Note Stock Pledge Agreements, referred to hereinafter as the "Warrant Note Collateral") except in favor of the Bank as set forth herein and the Liens described in clause (iii) of Section 10.5.

                           The Borrower further agrees not to agree to any amendments or other modifications to the Warrant Notes or the Note Stock Pledge Agreements.

                           (r)      Each Event of Default enumerated in
Sections 11.1(b), (d), (e), (f), (g) and (h) shall apply to the Guarantor as if the term "Guarantor" appeared each time the term "Borrower" appears in those Sections.

                           (s)      The phrase "or 10.27" is hereby added
after "10.26" in Section 11.1(c).

                           (t)      The following subsection 11.1(e) is hereby
added to Section 11.1:

                           Guarantor - If (i) Guarantor fails to comply with any payment obligation set forth in the Guaranty or if Guarantor fails to comply with any of the covenants or other agreements set forth in the Guaranty or any other Loan Document to which it is a party beyond any applicable grace period provided for therein, or (ii) any representation or warranty made or deemed made by Guarantor in the Guaranty or any other Loan Document to which it is a party or which is contained in any exhibit, schedule or any other document or other statement furnished at any time under or in connection with the Guaranty or any of the other Loan Documents shall prove to have been incorrect in any material respect on or as of the date made or deemed made, or (iii) if Guarantor shall terminate, purport to terminate or take any steps which have the effect of decreasing its liability under the Guaranty.

                  2. The Bank shall be deemed to have (i) given its consent to the Merger Transaction, (ii) waived any Defaults or Events of Default the Merger Transaction created under Sections 10.11, 10.17, 10.20 and 11.1(c) of the Loan Agreement and (iii) agreed to the amendments to the Loan Agreement set forth herein as of the date all of the following conditions have been satisfied (the "Effective Date"):

                           (a) The Bank shall have received the original Guaranty and the Security Agreement (each in form and substance satisfactory to the Bank) executed by MODE together with UCC-1 Financing Statements in form for recording with the appropriate jurisdictions, naming MODE, as Debtor and the Bank, as Secured Party (the "MODE Documents");


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                           (b) The Bank shall have received (i) certified
         copies of all corporate action taken by MODE to authorize the execution, delivery and performance, in accordance with their respective terms, of the MODE Documents and any other documents required or contemplated hereunder or thereunder; (ii) a certificate of incumbency with respect to the officers of MODE authorized and directed to execute and deliver the MODE Documents and other documents required or contemplated thereunder; (iii) certified copies of the articles of incorporation and by-laws of MODE, amended to the date hereof; and (iv) certificate(s) of good standing for MODE from the appropriate authority in its jurisdiction of incorporation and in each other jurisdiction in which it is required to qualify to do business;

                           (c) The Bank shall have received a Certificate of the Borrower, executed by the Chief Financial Officer of the Borrower and dated the Effective Date that (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrower contained in the Loan Documents are true and correct as of such date; and

                           (d) The Bank shall have received the opinion of MODE's counsel covering the MODE Documents, in form and substance satisfactory to the Bank and its counsel.

                  3. The Loan Agreement is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that after giving effect to this Amendment all references in the Loan Agreement to "this Agreement," "hereto," "hereof," "hereunder" or words of like import referring to the Loan Agreement shall mean the Loan Agreement, as amended; and all references in the other Loan Documents to the Loan Agreement shall mean the Loan Agreement, as amended hereby.

                  4. This Amendment may be executed in counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

                  5. This Amendment, including the validity thereof and the rights and obligations of the parties hereunder, shall be construed in accordance with and governed by the laws of the State of New Jersey.





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                  IN WITNESS WHEREOF, each of the parties hereto has caused
this Consent and Amendment Agreement to be duly executed and delivered on this 2nd day of December, 1997.


                                                     BORROWER:

                                                     EMCORE CORPORATION




                                     By: /s/ Reuben F. Richards, Jr.
                                         ___________________________________
                                     Name: Reuben F. Richards, Jr.
                                     Title: President & CEO


                                     BANK:

                                     FIRST UNION NATIONAL BANK




                                     By: /s/ William E. Johnston
                                         ____________________________________
                                     Name: William E. Johnston
                                     Title: Vice President


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